SUPPLEMENT
DATED JUNE 3, 2009
TO THE ACTIVA INTERNATIONAL FUND, ACTIVA GROWTH FUND AND ACTIVA VALUE FUND PROSPECTUSES & STATEMENTS OF ADDITIONAL INFORMATION
DATED APRIL 30, 2009


The Board of Trustees of the Activa International Fund and the Activa Growth Fund (the "Funds"), at its meeting on June 2, 2009, voted to liquidate the Funds effective August 20, 2009. Shareholders will receive a liquidating distribution as soon as practicable after August 24, 2009. Activa Asset Management, LLC, the Funds' Investment Adviser, has agreed to pay the expenses of the liquidation. No new or additional investments in the Fund will be accepted as of June 3, 2009.

The Board of Trustees of the Activa Value Fund ("Value Fund") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization whereby Activa Value Fund, a newly created series of Financial Investors Trust (the "New Fund"), will acquire the assets and liabilities of the Value Fund and shareholders of the Value Fund will receive shares of the New Fund in exchange for their Value Fund shares (the "Merger"). It is expected that shareholders will be provided proxy solicitation materials in July describing the Merger in detail and the Board's consideration in recommending that shareholders approve the Merger, for a shareholders meeting to be held on August 24, 2009. If approved by shareholders, the Merger is expected to become effective on or about August 31, 2009.